Exhibit 10.5

FIRST AMENDED AND

RESTATED LOAN AGREEMENT

This First Amended and Restated Loan Agreement (the “Agreement”) is entered into as of February 17, 2017, between the Astonia Group Ltd. (“Lender”), located at c/o Mossack Fonseca & C0 (BVI) Ltd., P.O. Box 3136, Road Town, Tortola, BVI, and Heavenstone Corp, (“Borrower”) located at 17800 Castleton Street, Ste. 300, City of Industry, CA.

ALL PRIOR AGREEMENTS SUPERSEDED

The Lender and the Borrower agree that this Agreement supersedes all prior agreements and understandings (whether written or oral) between the Lender and the Borrower, with respect to the subject matter hereof.

AUTHORITY AND LOAN

-Lender has approved Borrower’s original loan dated December 26, 2014. Lender’s approval of Borrower’s loan under this Agreement is made on reliance of the following:

a. that borrower agrees that this loan is the most senior debt among all debts;

b. that borrower agrees to repay the loan prior to all other debts and obligations; and

c. that borrower agrees to transfer/collateralize all future income or receivable, including but not limited to income derived from operation, litigations, arbitration, settlement with third party to Lender.

By executing this Agreement the Borrower represents under penalty of perjury are true and accurate in all respects.

-Lender agrees to loan (the “Loan”), dated December 26, 2014, to Borrower, in the amount of US Six Hundred Thousand Dollars (US$600,000), evidenced by a First Restated and Amended Promissory Note (the “Promissory Note”) attached hereto as Exhibit A.

- The Loan, in the amount of US Six Hundred Thousand Dollars (US$600,000), has been approved for the period from December 26, 2014 to December 31, 2017, with interest rate of five percent (5%) per annum under this Agreement.

PURPOSE

The Borrower agrees to expend all funds disbursed pursuant to this Agreement only for the purposes of its business operation and in the amounts set forth in the Borrower’s Budget. Any other use of funds disbursed hereunder shall require prior written approval by Lender.

LOAN REPAYMENT AND INTEREST

All Loan funds disbursed hereunder, together with all interest payable thereon, shall be repaid to Lender in accordance with the terms of the Promissory Note. The Loan shall bear simple interest at the annual rate set forth in the attached Promissory Note on the principal balance of Loan funds disbursed to the Borrower. Payment of said interest shall be due at the end of the loan term, and interest shall accrue from the time of disbursement of Loan funds to the Borrower until receipt of full Loan repayment to Lender.

EFFECTIVE DATE OF AGREEMENT

This Agreement shall become effective as of December 26, 2014 (the “Effective Date”).

The Borrower agrees to complete performance of its obligations within the time periods required by Lender and any fully executed documents, if applicable.

PREPAYMENT

Borrower shall have the right to prepay all or any part of the outstanding balance of this Loan at any time without penalty. Any partial prepayment will not excuse any later scheduled payments until the Loan is paid in full. Prepayments shall be applied first to the payment of any outstanding late fees, then to interest and then to principal installments.

PROMISSORY NOTE

In order to evidence its debt to Lender hereunder, the Borrower agrees to, contemporaneously with the execution of this Agreement, execute and deliver to Lender the Promissory Note (attached as Exhibit A hereto).

ACCOUNTS

A.	The Borrower agrees to establish on its books a separate account for this Loan. This account shall be maintained, and is subject to review and audit by Lender, as long as the Loan obligation remains unsatisfied.

B.	The Borrower further agrees to maintain records that accurately and fully show the date, amount, purpose, and payee of all expenditures drawn on said account for three (3) years after the date Lender determines this Loan is repaid in full.

C.	The Borrower further agrees to allow Lender, or its designated representatives, on written request, to have reasonable access to, and the right of inspection of, all books and records that pertain to the Loan account.

DEFAULT

The Borrower’s failure to comply with any of the terms of the Agreement shall constitute a breach of this Agreement and an Event of Default. In the event of any default, Lender may, in its discretion, declare this Agreement to have been breached and be released from any further performance hereunder. Events of default are detailed in the Promissory Note and are incorporated herein by reference.

A.	In the event of any default or breach of this Agreement by the Borrower, Lender, without limiting any of its other legal rights or remedies, may accelerate the Loan and declare any remaining unpaid principal balance, along with accrued interest and late fees, immediately due and payable, as provided in the Promissory Note evidencing this Loan.

B.	In the event of any default or breach of this Agreement by the Borrower, Lender shall have priority right above any secured or unsecured creditor to declare any remaining unpaid principal balance, along with accrued interest and late fees, immediately due and payable, as provided in the Promissory Note evidencing this Loan.

GENERAL TERMS

A.	Indemnification by Borrower

                The Borrower agrees to indemnify, defend, and save harmless Lender and its officers, agents, and employees from any and all claims, losses, or costs (including reasonable attorney fees) arising out of, resulting from, or in any way connected with the Loan or this Agreement, or the financing or the operation of the business financed with the Loan.

B.	Independent Capacity

The Borrower, and the agents and employees of Borrower, in the performance of this Agreement, shall and do act in an independent capacity, and they acknowledge and agree that they are not officers or employees or agents of the Lender and accordingly they are not authorized to act, and may not act, in such capacity.

D.	Assignment

                Without the written consent of Lender, this Agreement is not assignable or transferable by Borrower either in whole or in part. Lender may assign its rights under this Agreement for security purposes, and in such event the assignee of this Agreement shall be entitled to enforce the provisions hereof and shall be a third party beneficiary of this Agreement.

E.	Amendment

                No amendment or variation of the terms of this Agreement shall be valid unless made in writing and signed by the parties hereto, and no oral understanding or agreement not incorporated herein shall be binding on any of the parties hereto.

G.	Severability

                In the event that any provision of this Agreement is unenforceable or held to be unenforceable, then the parties agree that all other provisions of this Agreement continue to have force and effect and shall not be affected thereby.

H.	Governing Law and Venue

                This Agreement is governed by and shall be interpreted in accordance with the laws of the State of California. Venue shall be in Los Angeles County. In any contest arising under the Loan Documents, Lender and the Borrower agree to waive a trial by jury.

I.	Borrower Authorization

                The Borrower certifies that it has full power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Borrower. The Borrower acknowledges that the resolution of its governing body or other official action authorizing it to enter into this Agreement also authorizes such further acts as are necessary, including execution of the Promissory Note as well as Security Agreement, if any, to implement and further the intent of this Agreement.

NOTICE

Any notice required to be given to Lender hereunder shall be sent to c/o Mossack Fonseca & C0 (BVI) Ltd., P.O. Box 3136, Road Town, Tortola, BVI, attention “Director”, or at such other address as Lender may designate in writing to the Borrower. Any notice required to be given to the Borrower hereunder shall be sent to the address shown below the Borrower’s execution of this Agreement, or at such other address as the Borrower shall designate in writing to Lender. Notice to either party may be given using the following delivery methods: U.S. Mail, overnight mail, or personal delivery, providing evidence of receipt, to the respective parties identified in this Agreement. Delivery by fax or e-mail is not considered notice for the purposes of this Agreement. Notice shall be effective when received, unless otherwise stated in this Agreement.

[ SIGNATURE PAGE FOLLOWS ]

IN WITNESS WHEREOF, this Loan Agreement has been executed by the parties hereto.

Lender	Borrower

/s/ YANG CONG	/s/ WILLIAM E. SLUSS
Yang Cong	William E. Sluss
Director	Chief Financial Officer
Astonia Group Ltd.	Heavenstone Corp.